Exhibit 99


                                                  Cindy Koehn 415/396-3099
                                                  Investor Relations





FOR IMMEDIATE RELEASE
Tues., July 15, 1997


WELLS FARGO REPORTS SECOND QUARTER EARNINGS
     Per Share Earnings of $2.49 vs. $3.61 a year ago

     Wells Fargo & Co. (NYSE:WFC) today reported net income of $228 million for the second quarter of 1997, compared with $363 million for the second quarter of 1996, a decrease of 37 percent. Per share earnings for the quarter were $2.49, compared with $3.61 in the second quarter of 1996, a decrease of 31 percent. Return on average assets (ROA) was .92 percent and return on average common equity (ROE) was 6.88 percent in the second quarter of 1997. In the year-ago period, ROA was 1.35 percent and ROE was 9.77 percent.

     Cash earnings for the second quarter of 1997 were $3.79 per share compared with $4.89 for the second quarter of 1996. Cash ROA was 1.51 percent and cash ROE was 29.27 percent for the second quarter of 1997, compared with 1.96 percent and 33.43 percent, respectively, for the second quarter of 1996. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible.

     "The earnings we reported this morning are clearly a disappointment for shareholders, employees and the senior management of this Company," said Paul Hazen, chairman. "We have encountered difficulties in the past that slowed our progress for awhile. With the help of our dedicated employees, we are confident we will work through our current issues and establish momentum in the second half of 1997."

     Net interest income on a taxable-equivalent basis was $1,150 million in the second quarter of 1997, compared with $1,304 million a year ago, a decrease of 12 percent. The decrease was predominantly due to a decline in earning assets. The Company's net interest margin for the quarter was 5.93 percent, compared with 6.03 percent a year ago.


                                     -more-

2/WF Earnings


     Noninterest income (NII) for the second quarter of 1997 was $679 million, compared with $639 million in the same period a year ago, an increase of 6 percent. Noninterest expense (NIE) for the second quarter of 1997 was $1,246 million, and during the second quarter of 1996 was $1,277 million. This decrease resulted from cost savings achieved subsequent to the merger with First Interstate, substantially offset by an increase in operating losses that resulted from the resolution of various operational and back-office issues related to the First Interstate integration, including clearing accounts with other banks. The operations and back office issues are past problems, not new ones. Operating losses for the second quarter of 1997 totaled $180 million, compared to first quarter 1997 losses of $42 million. One example of the issues resolved is the incorrect posting of some of the Company's customer deposits, which occurred several months ago. A customer made a deposit and found that the deposited amount had not been added to his or her account. The Company immediately gave the customer credit and sent the discrepancy to be researched, in an attempt to recover from the account to which the deposit was incorrectly added. "This research has been slow and difficult, and in many cases we have been unable to locate the account to which the deposit was incorrectly posted and recover the money," explained Hazen. "As a result, the Company has written off the amount of the deposit credit to the original customer."

     The loan loss provision was $140 million in the second quarter of 1997. There was no loan loss provision in the second quarter of 1996. Net charge-offs in the second quarter of 1997 totaled $212 million, or 1.32 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($122 million). For the second quarter of 1996, net charge-offs totaled $178 million, or 1.01 percent of average loans (annualized). The largest category of net charge-offs in that period was also credit card loans ($90 million).

     At June 30, 1997, the allowance for loan losses of $1,850 million equaled
2.82 percent of total loans, compared with 2.94 percent at March 31, 1997 and
3.22 percent at June 30, 1996. Total nonaccrual and restructured loans were $612 million at June 30, 1997, compared with $655 million at March 31, 1997 and $742 million at June 30, 1996. Foreclosed assets were $194 million at June 30, 1997, compared with $207 million at March 31, 1997 and $238 million at June 30, 1996.
                                     -more-

3/WF Earnings


     At June 30, 1997, the Company's preliminary risk-based capital ratios were
11.40 percent for total risk-based capital and 7.45 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At March 31, 1997, these risk-based capital ratios were
12.05 percent and 7.80 percent, respectively. At June 30, 1996, the Company's total risk-based capital ratio was 11.18 percent and the Tier 1 risk-based capital ratio was 7.40 percent. The leverage ratio at June 30, 1997 was 6.65 percent, compared with 6.61 percent at March 31, 1997 and 6.37 percent at June 30, 1996. The ratio of common equity to total assets was 12.81 percent at June 30, 1997, 12.93 percent at March 31, 1997 and 13.07 percent at June 30, 1996.
________________
The following appears in accordance with the Securities Litigation Reform Act:

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, the progress of integrating First Interstate and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                                       ###

      VISIT WELLS FARGO ON THE WORLD WIDE WEB AT HTTP://WWW.WELLSFARGO.COM

                                       ###

Wells Earnings

Wells Fargo & Company and Subsidiaries

SUMMARY FINANCIAL DATA - NEWS RELEASE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          % Change
                                                                  Quarter ended  June 30, 1997 from    Six months ended
                                                   ----------------------------  ------------------  ------------------
                                                    JUNE 30,  Mar. 31,  June 30,  Mar. 31,  June 30,  JUNE 30,  June 30,          %
(in millions)                                          1997      1997      1996      1997      1996      1997      1996      Change
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                         $    228  $    339  $    363       (33)%    (37)% $    568  $    627        (9)%
Net income applicable to common stock                   222       329       344       (33)     (35)       551       598        (8)
Per common share
    Net income                                     $   2.49  $   3.62  $   3.61       (31)     (31)  $   6.12  $   8.39       (27)
    Dividends declared                                 1.30      1.30      1.30        --       --       2.60      2.60        --

Average common shares outstanding                      89.0      90.8      95.6        (2)      (7)      89.9      71.3        26

Profitability ratios (annualized)
    Net income to average total assets (ROA)            .92%     1.31%     1.35%      (30)     (32)      1.12%     1.60%      (30)
    Net income applicable to common stock to
        average common stockholders' equity (ROE)      6.88     10.02      9.77       (31)     (30)      8.46     13.52       (37)

Efficiency ratio (1)                                   68.2%     60.3%     65.8%       13        4       64.2%     62.1%        3

Average loans                                      $ 64,618  $ 65,493  $ 70,734        (1)      (9)  $ 65,053  $ 52,880        23
Average assets                                       99,739   105,430   108,430        (5)      (8)   102,569    78,782        30
Average core deposits                                73,524    77,622    83,356        (5)     (12)    75,562    60,087        26

Net interest margin                                    5.93%     6.14%     6.03%       (3)      (2)      6.03%     6.08%       (1)

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
  ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock              $    338  $    443  $    468       (24)     (28)  $    781  $    730         7
Net income per common share                            3.79      4.88      4.89       (22)     (22)      8.69     10.24       (15)
ROA                                                    1.51%     1.90%     1.96%      (21)     (23)      1.71%     2.05%      (17)
ROE                                                   29.27     36.67     33.43       (20)     (12)     33.06     33.18        --
Efficiency ratio                                       60.6      52.9      58.0        15        4       56.7      56.7        --

AT PERIOD END
Investment securities                              $ 11,530  $ 12,634  $ 13,692        (9)     (16)  $ 11,530  $ 13,692       (16)
Loans                                                65,689    65,436    70,541        --       (7)    65,689    70,541        (7)
Allowance for loan losses                             1,850     1,922     2,273        (4)     (19)     1,850     2,273       (19)
Goodwill                                              7,231     7,312     7,479        (1)      (3)     7,231     7,479        (3)
Assets                                              100,180   101,863   108,586        (2)      (8)   100,180   108,586        (8)
Core deposits                                        73,545    76,156    83,331        (3)     (12)    73,545    83,331       (12)
Common stockholders' equity                          12,831    13,170    14,191        (3)     (10)    12,831    14,191       (10)
Stockholders' equity                                 13,106    13,595    15,030        (4)     (13)    13,106    15,030       (13)

Capital ratios
    Common stockholders' equity to assets             12.81%    12.93%    13.07%       (1)      (2)     12.81%    13.07%       (2)
    Stockholders' equity to assets                    13.08     13.35     13.84        (2)      (5)     13.08     13.84        (5)
    Risk-based capital (3)
      Tier 1 capital                                   7.45      7.80      7.40        (4)       1       7.45      7.40         1
      Total capital                                   11.40     12.05     11.18        (5)       2      11.40     11.18         2
    Leverage (3)                                       6.65      6.61      6.37         1        4       6.65      6.37         4

Book value per common share                        $ 145.68  $ 146.37  $ 149.52        --       (3)  $ 145.68  $ 149.52        (3)

Staff (active, full-time equivalent)                 33,216    34,486    41,548        (4)     (20)    33,216    41,548       (20)

COMMON STOCK PRICE
High                                               $ 287.88  $ 319.25  $ 264.50       (10)       9   $ 319.25  $ 264.50        21
Low                                                  246.00    271.00    232.13        (9)       6     246.00    203.13        21
Period end                                           269.50    284.13    239.13        (5)      13     269.50    239.13        13
-----------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $35 million and $1,034 million, respectively, for the quarter ended June 30, 1997 and $66 million and $1,064 million, respectively, for the six months ended June 30, 1997. Goodwill amortization and average balance (which are not tax effected) were $81 million and $7,271 million, respectively, for the quarter ended June 30, 1997 and $164 million and $7,288 million, respectively, for the six months ended June 30, 1997.
(3) The June 30, 1997 ratios are preliminary.

                                        - 5 -

    Wells Fargo & Company and Subsidiaries
    CONSOLIDATED STATEMENT OF INCOME
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
                                                                     Quarter                    Six months
                                                               ended June 30,                ended June 30,
                                                            ----------------         %    ----------------         %
    (in millions)                                             1997      1996    Change      1997      1996    Change
    -------------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
     Federal funds sold and securities purchased
 (1)    under resale agreements                             $    6    $    8       (25)%  $   11    $   10        10 %
 (2) Investment securities                                     190       225       (16)      398       353        13
 (3) Loans                                                   1,507     1,618        (7)    3,057     2,494        23
 (4) Other                                                      13         7        86        24         7       243
                                                            ------    ------              ------    ------
 (5)     Total interest income                               1,716     1,858        (8)    3,490     2,864        22
                                                            ------    ------              ------    ------
     INTEREST EXPENSE
 (6) Deposits                                                  429       454        (6)      851       695        22
     Federal funds purchased and securities sold
 (7)   under repurchase agreements                              34        21        62        65        57        14
 (8) Commercial paper and other short-term borrowings            3         3        --         6         8       (25)
 (9) Senior and subordinated debt                               78        80        (3)      159       128        24
     Guaranteed preferred beneficial interests in
(10)    Company's subordinated debentures                       25        --        --        50        --        --
                                                            ------    ------              ------    ------
(11)      Total interest expense                               569       558         2     1,131       888        27
                                                            ------    ------              ------    ------
(12) NET INTEREST INCOME                                     1,147     1,300       (12)    2,359     1,976        19
(13) Provision for loan losses                                 140        --        --       245        --        --
                                                            ------    ------              ------    ------
     Net interest income after
(14)   provision for loan losses                             1,007     1,300       (23)    2,114     1,976         7
                                                            ------    ------              ------    ------
     NONINTEREST INCOME
(15) Service charges on deposit accounts                       214       258       (17)      434       380        14
(16) Fees and commissions                                      234       211        11       448       329        36
(17) Trust and investment services income                      112       104         8       221       164        35
(18) Investment securities gains                                 3         3        --         7         2       250
(19) Other                                                     116        63        84       209       118        77
                                                            ------    ------              ------    ------
(20)     Total noninterest income                              679       639         6     1,319       993        33
                                                            ------    ------              ------    ------
     NONINTEREST EXPENSE
(21) Salaries                                                  316       400       (21)      656       581        13
(22) Incentive compensation                                     49        61       (20)       89        93        (4)
(23) Employee benefits                                          81       102       (21)      176       157        12
(24) Equipment                                                  98       111       (12)      192       167        15
(25) Net occupancy                                              95       108       (12)      196       161        22
(26) Goodwill                                                   81        81        --       164        89        84
(27) Core deposit intangible                                    67        82       (18)      129        91        42
(28) Operating losses                                          180        27       567       222        42       429
(29) Other                                                     279       305        (9)      539       463        16
                                                            ------    ------              ------    ------
(30)     Total noninterest expense                           1,246     1,277        (2)    2,363     1,844        28
                                                            ------    ------              ------    ------
     INCOME BEFORE INCOME TAX
(31)   EXPENSE                                                 440       662       (34)    1,070     1,125        (5)
(32) Income tax expense                                        212       299       (29)      502       498         1
                                                            ------    ------              ------    ------

(33) NET INCOME                                             $  228    $  363       (37)%  $  568    $  627        (9)%
                                                            ------    ------    ------    ------    ------    ------
                                                            ------    ------    ------    ------    ------    ------
     NET INCOME APPLICABLE TO
(34)   COMMON STOCK                                         $  222    $  344       (35)%  $  551    $  598        (8)%
                                                            ------    ------    ------    ------    ------    ------
                                                            ------    ------    ------    ------    ------    ------
     PER COMMON SHARE
(35) Net income                                             $ 2.49    $ 3.61       (31)%  $ 6.12    $ 8.39       (27)%
                                                            ------    ------    ------    ------    ------    ------
                                                            ------    ------    ------    ------    ------    ------

(36) Dividends declared                                     $ 1.30    $ 1.30        -- %  $ 2.60    $ 2.60        -- %
                                                            ------    ------    ------    ------    ------    ------
                                                            ------    ------    ------    ------    ------    ------

(37) Average common shares outstanding                        89.0      95.6        (7)%    89.9      71.3        26 %
                                                            ------    ------    ------    ------    ------    ------
                                                            ------    ------    ------    ------    ------    ------
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------

                                        - 6 -

    Wells Fargo & Company and Subsidiaries
    CONSOLIDATED BALANCE SHEET
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
                                                                                                             % Change
                                                                                                   June 30, 1997 from
                                                                                                   ------------------
                                                              June 30,    Dec. 31,    June 30,    Dec. 31,    June 30,
    (in millions)                                                1997        1996        1996        1996        1996
    -----------------------------------------------------------------------------------------------------------------
     ASSETS
(1)  Cash and due from banks                                 $  8,037    $ 11,736    $  8,882         (32)%       (10)%
     Federal funds sold and securities
(2)    purchased under resale agreements                          224         187       1,344          20         (83)
(3)  Investment securities at fair value                       11,530      13,505      13,692         (15)        (16)
(4)  Loans                                                     65,689      67,389      70,541          (3)         (7)
(5)  Allowance for loan losses                                  1,850       2,018       2,273          (8)        (19)
                                                              -------     -------     -------
(6)      Net loans                                             63,839      65,371      68,268          (2)         (6)
                                                              -------     -------     -------
(7)  Due from customers on acceptances                             97         197         210         (51)        (54)
(8)  Accrued interest receivable                                  519         665         591         (22)        (12)
(9)  Premises and equipment, net                                2,262       2,406       2,400          (6)         (6)
(10) Core deposit intangible                                    1,835       2,038       2,208         (10)        (17)
(11) Goodwill                                                   7,231       7,322       7,479          (1)         (3)
(12) Other assets                                               4,606       5,461       3,512         (16)         31
                                                              -------     -------     -------

(13)     Total assets                                        $100,180    $108,888    $108,586          (8)%        (8)%
                                                              -------     -------     -------     -------     -------
                                                              -------     -------     -------     -------     -------

     LIABILITIES
(14) Noninterest-bearing deposits                            $ 24,284    $ 29,073    $ 27,535         (16)%       (12)%
(15) Interest-bearing deposits                                 49,464      52,748      56,333          (6)        (12)
                                                              -------     -------     -------
(16)     Total deposits                                        73,748      81,821      83,868         (10)        (12)
     Federal funds purchased and securities
(17)   sold under repurchase agreements                         4,237       2,029         944         109         349
(18) Commercial paper and other short-term borrowings             208         401         262         (48)        (21)
(19) Acceptances outstanding                                       97         197         210         (51)        (54)
(20) Accrued interest payable                                     196         171         177          15          11
(21) Other liabilities                                          2,869       3,947       2,865         (27)         --
(22) Senior debt                                                1,734       2,120       2,586         (18)        (33)
(23) Subordinated debt                                          2,686       2,940       2,644          (9)          2
     Guaranteed preferred beneficial interests in
(24)   Company's subordinated debentures                        1,299       1,150          --          13          --

     STOCKHOLDERS' EQUITY
(25) Preferred stock                                              275         600         839         (54)        (67)
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 88,078,690 shares,
(26)   91,474,425 shares and 94,912,532 shares                    440         457         475          (4)         (7)
(27) Additional paid-in capital                                 9,305      10,287      11,207         (10)        (17)
(28) Retained earnings                                          3,064       2,749       2,586          11          18
(29) Cumulative foreign currency translation adjustments           --          (4)         (4)       (100)       (100)
(30) Investment securities valuation allowance                     22          23         (73)         (4)         --
                                                              -------     -------     -------

(31)     Total stockholders' equity                            13,106      14,112      15,030          (7)        (13)
                                                              -------     -------     -------

(32)     Total liabilities and stockholders' equity          $100,180    $108,888    $108,586          (8)%        (8)%
                                                              -------     -------     -------     -------     -------
                                                              -------     -------     -------     -------     -------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                      Six months ended June 30,
                                                                      -------------------------
(in millions)                                                              1997           1996
-----------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                            $14,112        $ 4,055
Net income                                                                  568            627
Common stock issued to First Interstate stockholders                         --         11,299
Common stock issued under employee benefit and
    dividend reinvestment plans                                              45             55
Preferred stock issued to First Interstate stockholders                      --            360
Preferred stock redeemed                                                   (325)            --
Common stock repurchased                                                 (1,044)        (1,163)
Preferred stock dividends                                                   (17)           (29)
Common stock dividends                                                     (236)          (186)
Change in foreign currency translation adjustments                            4             --
Change in investment securities valuation allowance                          (1)           (99)
Fair value adjustment related to First Interstate stock options              --            111
                                                                        -------        -------
BALANCE, END OF PERIOD                                                  $13,106        $15,030
                                                                        -------        -------
                                                                        -------        -------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

LOANS
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                         JUNE 30,   December 31,       June 30,
(in millions)                                               1997           1996           1996
-----------------------------------------------------------------------------------------------

Commercial                                               $19,464        $19,515        $19,575
Real estate 1-4 family first mortgage                      9,757         10,425         11,811
Other real estate mortgage                                11,747         11,860         12,920
Real estate construction                                   2,378          2,303          2,401
Consumer:
    Real estate 1-4 family junior lien mortgage            6,008          6,278          6,736
    Credit card                                            5,090          5,462          5,276
    Other revolving credit and monthly payment             7,749          8,374          9,075
                                                         -------        -------        -------
         Total consumer                                   18,847         20,114         21,087
Lease financing                                            3,373          3,003          2,689
Foreign                                                      123            169             58
                                                         -------        -------        -------

         Total loans                                     $65,689        $67,389        $70,541
                                                         -------        -------        -------
                                                         -------        -------        -------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries

CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                Quarter ended        Six months ended
                                                              -------------------------------     -------------------
                                                              JUNE 30,   March 31,    June 30,    JUNE 30,    June 30,
(in millions)                                                    1997        1997        1996        1997        1996
----------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                   $1,922      $2,018      $1,681      $2,018      $1,794

Allowance of First Interstate                                      --          --         770          --         770

Provision for loan losses                                         140         105          --         245          --

Loan charge-offs:
    Commercial                                                    (60)        (69)        (48)       (129)        (61)
    Real estate 1-4 family first mortgage                          (5)         (5)         (5)        (10)         (9)
    Other real estate mortgage                                     (2)         (8)        (13)        (10)        (16)
    Real estate construction                                       (2)         (1)         (4)         (3)         (5)
    Consumer:
         Real estate 1-4 family junior lien mortgage               (6)         (6)        (13)        (12)        (17)
         Credit card                                             (133)       (115)       (101)       (248)       (187)
         Other revolving credit and monthly payment               (57)        (56)        (51)       (113)        (71)
                                                               ------      ------      ------      ------      ------
              Total consumer                                     (196)       (177)       (165)       (373)       (275)
    Lease financing                                               (10)        (10)         (8)        (20)        (14)
                                                               ------      ------      ------      ------      ------
              Total loan charge-offs                             (275)       (270)       (243)       (545)       (380)
                                                               ------      ------      ------      ------      ------

Loan recoveries:
    Commercial                                                     20          13           8          33          13
    Real estate 1-4 family first mortgage                           1           1           2           2           5
    Other real estate mortgage                                      8          22          19          30          23
    Real estate construction                                       --           1           4           1           5
    Consumer:
         Real estate 1-4 family junior lien mortgage                1           2           4           3           5
         Credit card                                               11          11          11          22          16
         Other revolving credit and monthly payment                19          16          15          35          18
                                                               ------      ------      ------      ------      ------
              Total consumer                                       31          29          30          60          39
    Lease financing                                                 3           3           2           6           4
                                                               ------      ------      ------      ------      ------
              Total loan recoveries                                63          69          65         132          89
                                                               ------      ------      ------      ------      ------
              Total net loan charge-offs                         (212)       (201)       (178)       (413)       (291)
                                                               ------      ------      ------      ------      ------

BALANCE, END OF PERIOD                                         $1,850      $1,922      $2,273      $1,850      $2,273
                                                               ------      ------      ------      ------      ------
                                                               ------      ------      ------      ------      ------

Total net loan charge-offs as a percentage
    of average loans (annualized)                                1.32%       1.23%       1.01%       1.28%       1.10%
                                                               ------      ------      ------      ------      ------
                                                               ------      ------      ------      ------      ------

Allowance as a percentage of total loans                         2.82%       2.94%       3.22%       2.82%       3.22%
                                                               ------      ------      ------      ------      ------
                                                               ------      ------      ------      ------      ------
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries

NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                              JUNE 30,   December 31,       June 30,
(in millions)                                                    1997           1996           1996
----------------------------------------------------------------------------------------------------
Nonaccrual loans:
    Commercial                                                   $179           $223           $208
    Real estate 1-4 family first mortgage                         102             99             87
    Other real estate mortgage                                    283            349            363
    Real estate construction                                       19             25             47
    Consumer:
         Real estate 1-4 family junior lien mortgage               17             15             22
         Other revolving credit and monthly payment                 2              1              1
    Lease financing                                                --              2              3
                                                                 ----           ----           ----
              Total nonaccrual loans                              602            714            731
Restructured loans                                                 10             10             11
                                                                 ----           ----           ----
Nonaccrual and restructured loans                                 612            724            742
As a percentage of total loans                                     .9%           1.1%           1.1%

Foreclosed assets                                                 194            219            238
Real estate investments (1)                                         5              4              7
                                                                 ----           ----           ----
Total nonaccrual and restructured loans
    and other assets                                             $811           $947           $987
                                                                 ----           ----           ----
                                                                 ----           ----           ----

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $158 million, $154 million and $124 million at June 30, 1997, December 31, 1996 and June 30, 1996, respectively.

Wells Fargo & Company and Subsidiaries

NONINTEREST INCOME
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Quarter                          Six months
                                                                   ended June 30,                      ended June 30,
                                                                -----------------           %         ----------------          %
(in millions)                                                    1997        1996      Change        1997        1996      Change
-----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                              $214        $258         (17)%    $  434        $380          14%
Fees and commissions:
    Credit card membership and other credit card fees              55          26         112         100          53          89
    Debit and credit card merchant fees                            24          37         (35)         46          52         (12)
    Charges and fees on loans                                      33          32           3          64          50          28
    Shared ATM network fees                                        43          27          59          82          39         110
    Mutual fund and annuity sales fees                             16          18         (11)         32          27          19
    All other                                                      63          71         (11)        124         108          15
                                                                 ----        ----                  ------        ----
         Total fees and commissions                               234         211          11         448         329          36
Trust and investment services income:
    Asset management and custody fees                              61          60           2         122          95          28
    Mutual fund management fees                                    45          34          32          84          55          53
    All other                                                       6          10         (40)         15          14           7
                                                                 ----        ----                  ------        ----
         Total trust and investment services income               112         104           8         221         164          35
Investment securities gains                                         3           3          --           7           2         250
Income from equity investments accounted for by the:
    Cost method                                                    40          20         100          91          55          65
    Equity method                                                  15           8          88          30          10         200
Check printing charges                                             18          15          20          36          24          50
Gains on sales of loans                                             7           1         600          13           5         160
Gains from dispositions of operations                               1           1          --           8           5          60
Losses on dispositions of premises and equipment                   (6)         (5)         20         (36)        (17)        112
All other                                                          41          23          78          67          36          86
                                                                 ----        ----                  ------        ----

         Total                                                   $679        $639          6%      $1,319        $993          33%
                                                                 ----        ----        ----      ------        ----        ----
                                                                 ----        ----        ----      ------        ----        ----

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                         Quarter                          Six months
                                                                   ended June 30,                      ended June 30,
                                                               ------------------           %      ------------------           %
(in millions)                                                    1997        1996      Change        1997        1996      Change
----------------------------------------------------------------------------------------------------------------------------------
Salaries                                                       $  316      $  400         (21)%    $  656      $  581          13%
Incentive compensation                                             49          61         (20)         89          93          (4)
Employee benefits                                                  81         102         (21)        176         157          12
Equipment                                                          98         111         (12)        192         167          15
Net occupancy                                                      95         108         (12)        196         161          22
Goodwill                                                           81          81          --         164          89          84
Core deposit intangible:
    Nonqualifying (1)                                              59          72         (18)        113          72          57
    Qualifying                                                      8          10         (20)         16          19         (16)
Operating losses                                                  180          27         567         222          42         429
Contract services                                                  59          66         (11)        115         108           6
Telecommunications                                                 36          28          29          73          44          66
Postage                                                            22          26         (15)         45          41          10
Security                                                           22          17          29          44          23          91
Outside professional services                                      21          31         (32)         36          44         (18)
Stationery and supplies                                            16          21         (24)         36          31          16
Advertising and promotion                                          21          21          --          34          34          --
Check printing                                                     14          10          40          30          16          88
Travel and entertainment                                           15          16          (6)         29          26          12
Outside data processing                                            13          15         (13)         26          18          44
Foreclosed assets                                                   5           1         400          (4)          3          --
All other                                                          35          53         (34)         75          75          --
                                                               ------      ------      ------      ------      ------       -----
             Total                                             $1,246      $1,277          (2)%    $2,363      $1,844          28%
                                                               ------      ------      ------      ------      ------       -----
                                                               ------      ------      ------      ------      ------       -----

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangibles acquired after February 1992 that are subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

   Wells Fargo & Company and Subsidiaries

   AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
   --------------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Quarter ended June 30,
                                                              --------------------------------------------------------------------
                                                                                         1997                                1996
                                                              -------------------------------     --------------------------------
                                                                                     Interest                            Interest
                                                              Average     Yields/     income/     Average     Yields/     income/
   (in millions)                                              balance       rates     expense     balance       rates     expense
   --------------------------------------------------------------------------------------------------------------------------------
    EARNING ASSETS
    Federal funds sold and securities purchased
 (1)  under resale agreements                                $    451        5.67%     $    6    $    588        5.36%     $    8
    Investment securities at fair value (2):
 (2) U.S. Treasury securities                                   2,688        6.06          41       3,177        5.52          44
     Securities of U.S. government agencies
 (3)   and corporations                                         5,926        6.44          96       8,434        6.07         129
 (4) Private collateralized mortgage obligations                2,939        6.64          49       2,653        6.23          42
 (5) Other securities                                             322        6.50           4         668        6.83          10
                                                             --------                --------    --------                --------
 (6)   Total investment securities at fair value               11,875        6.40         190      14,932        6.01         225

    Loans:
 (7) Commercial                                                18,432        9.10         418      19,460        8.75         424
 (8) Real estate 1-4 family first mortgage                      9,927        7.53         187      11,924        7.50         224
 (9) Other real estate mortgage                                11,573        9.23         266      13,006        9.32         300
(10) Real estate construction                                   2,262       10.03          57       2,385       10.07          60
     Consumer:
(11)  Real estate 1-4 family junior lien mortgage               6,035        9.37         141       6,790        8.96         152
(12)  Credit card                                               5,164       14.44         186       5,183       14.61         189
(13)  Other revolving credit and monthly payment                7,835        9.35         183       9,151        9.35         213
                                                             --------                --------    --------                --------
(14)    Total consumer                                         19,034       10.74         510      21,124       10.51         554
(15) Lease financing                                            3,264        8.65          71       2,599        8.76          57
(16) Foreign                                                      126        6.43           2         236        4.72           3
                                                             --------                --------    --------                --------
(17)    Total loans                                            64,618        9.37       1,511      70,734        9.20       1,622
(18)Other                                                         721        6.84          13         396        6.62           7
                                                             --------                --------    --------                --------
(19)      Total earning assets                               $ 77,665        8.87       1,720    $ 86,650        8.62       1,862
                                                             --------                --------    --------                --------
                                                             --------                --------    --------                --------

    FUNDING SOURCES
    Deposits:
(20) Interest-bearing checking                               $  1,895        1.33           6    $  7,060        1.24          22
(21) Market rate and other savings                             32,519        2.60         211      32,921        2.68         220
(22) Savings certificates                                      15,669        5.09         199      16,779        4.84         201
(23) Other time deposits                                          165        4.51           2         483        5.89           7
(24) Deposits in foreign offices                                  833        5.45          11         303        5.17           4
                                                             --------                --------    --------                --------
(25)      Total interest-bearing deposits                      51,081        3.37         429      57,546        3.17         454
    Federal funds purchased and securities sold
(26) under repurchase agreements                                2,492        5.42          34       1,667        5.08          21
(27)Commercial paper and other short-term borrowings              216        7.11           4         296        4.19           3
(28)Senior debt                                                 1,751        6.36          28       2,289        6.07          35
(29)Subordinated debt                                           2,884        6.94          50       2,580        7.03          45
    Guaranteed preferred beneficial interests in Company's
(30)  subordinated debentures                                   1,299        7.81          25          --          --          --
                                                             --------                --------    --------                --------
(31)     Total interest-bearing liabilities                    59,723        3.83         570      64,378        3.49         558
(32)Portion of noninterest-bearing funding sources             17,942          --          --      22,272          --          --
                                                             --------                --------    --------                --------
(33)       Total funding sources                             $ 77,665        2.94         570    $ 86,650        2.59         558
                                                             --------                --------    --------                --------
                                                             --------                            --------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(34) A TAXABLE-EQUIVALENT BASIS (3)                                          5.93%   $  1,150                    6.03%   $  1,304
                                                                             ----    --------                    ----     -------
                                                                             ----    --------                    ----     -------
    NONINTEREST-EARNING ASSETS
(35)Cash and due from banks                                  $  7,654                            $  8,569
(36)Goodwill                                                    7,271                               7,238
(37)Other                                                       7,149                               5,973
                                                             --------                            --------
           Total noninterest-earning assets                  $ 22,074                            $ 21,780
                                                             --------                            --------
                                                             --------                            --------

    NONINTEREST-BEARING FUNDING SOURCES
(38)Deposits                                                 $ 23,441                            $ 26,596
(39)Other liabilities                                           3,273                               2,414
(40)Preferred stockholders' equity                                371                                 839
(41)Common stockholders' equity                                12,931                              14,203
    Noninterest-bearing funding sources used to
(42)  fund earning assets                                     (17,942)                            (22,272)
                                                             --------                            --------
(43)       Net noninterest-bearing funding sources           $ 22,074                            $ 21,780
                                                             --------                            --------
                                                             --------                            --------

(44) TOTAL ASSETS                                            $ 99,739                            $108,430
                                                             --------                            --------
                                                             --------                            --------
   --------------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------------

    (1) The average prime rate of Wells Fargo Bank was 8.50% and 8.25% for the quarters ended June 30, 1997 and 1996, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.81% and 5.52% for the same quarters, respectively.
    (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $11,897 million and $15,012 million for the quarters ended June 30, 1997 and 1996, respectively.
    (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.

    Wells Fargo & Company and Subsidiaries

    AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
    -------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------
                                                                                                   Six months ended June 30,
                                                              --------------------------------------------------------------
                                                                                       1997                             1996
                                                              -----------------------------   ------------------------------
                                                                                   Interest                         Interest
                                                              Average    Yields/    income/    Average    Yields/    income/
    (in millions)                                             balance      rates    expense    balance      rates    expense
    -------------------------------------------------------------------------------------------------------------------------
    EARNING ASSETS
    Federal funds sold and securities purchased
 (1)  under resale agreements                                 $   413       5.56%     $  11     $  357       5.42%   $    10
    Investment securities at fair value (2):
 (2)  U.S. Treasury securities                                  2,801       6.05         84      2,266       5.52         62
      Securities of U.S. government agencies
 (3)   and corporations                                         6,313       6.42        203      6,712       6.02        203
 (4)  Private collateralized mortgage obligations               3,036       6.61        101      2,366       6.15         73
 (5)  Other securities                                            345       6.42         10        447       7.03         15
                                                              -------     ------     ------   --------   --------    -------
 (6)    Total investment securities at fair value              12,495       6.38        398     11,791       5.99        353

    Loans:
 (7) Commercial                                                18,419       9.04        827     14,384       9.15        655
 (8) Real estate 1-4 family first mortgage                     10,080       7.47        376      8,162       7.52        307
 (9) Other real estate mortgage                                11,562      10.06        576     10,602       9.28        489
(10) Real estate construction                                   2,280       9.89        112      1,856      10.04         93
     Consumer:
(11)  Real estate 1-4 family junior lien mortgage               6,102       9.34        283      5,062       8.81        222
(12)  Credit card                                               5,247      14.25        374      4,558      15.02        343
(13)  Other revolving credit and monthly payment                8,052       9.30        372      5,875       9.76        285
                                                             --------                ------   --------               -------
(14)   Total consumer                                          19,401      10.65      1,029     15,495      10.99        850
(15) Lease financing                                            3,172       8.74        139      2,248       8.95        101
(16) Foreign                                                      139       6.93          5        133       4.98          3
                                                             --------                ------   --------               -------
(17)     Total loans                                           65,053       9.47      3,064     52,880       9.48      2,498
(18)Other                                                         713       6.55         24        231       6.57          7
                                                             --------                ------   --------               -------
(19)       Total earning assets                              $ 78,674       8.93      3,497   $ 65,259       8.82      2,868
                                                             --------                ------   --------               -------
                                                             --------                ------   --------               -------

    FUNDING SOURCES
    Deposits:
(20) Interest-bearing checking                               $  1,904       1.24         12   $  3,958       1.21         24
(21) Market rate and other savings                             33,307       2.57        425     25,456       2.62        332
(22) Savings certificates                                      15,594       5.07        392     12,707       4.98        315
(23) Other time deposits                                          171       4.21          4        412       6.46         13
(24) Deposits in foreign offices                                  697       5.32         18        414       5.33         11
                                                             --------                ------   --------               -------
(25)      Total interest-bearing deposits                      51,673       3.32        851     42,947       3.25        695
    Federal funds purchased and securities sold
(26)  under repurchase agreements                               2,459       5.30         65      2,186       5.25         57
(27)Commercial paper and other short-term borrowings              223       6.06          6        350       4.81          8
(28)Senior debt                                                 1,876       6.27         58      2,000       6.15         61
(29)Subordinated debt                                           2,911       6.93        101      1,923       6.97         67
    Guaranteed preferred beneficial interests in Company's
(30)  subordinated debentures                                   1,275       7.83         50         --         --         --
                                                             --------                ------   --------               -------
(31)      Total interest-bearing liabilities                   60,417       3.77      1,131     49,406       3.61        888
(32)Portion of noninterest-bearing funding sources             18,257         --         --     15,853         --         --
                                                             --------                ------   --------               -------
(33)      Total funding sources                              $ 78,674       2.90      1,131   $ 65,259       2.74        888
                                                             --------                ------   --------               -------
                                                             --------                ------   --------               -------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(34)   A TAXABLE-EQUIVALENT BASIS (3)                                       6.03%  $  2,366                  6.08%  $  1,980
                                                                            ----   --------                  ----   --------
                                                                            ----   --------                  ----   --------
    NONINTEREST-EARNING ASSETS
(35)Cash and due from banks                                  $  8,799                         $  5,721
(36)Goodwill                                                    7,288                            3,808
(37)Other                                                       7,808                            3,994
                                                             --------                         --------
         Total noninterest-earning assets                    $ 23,895                         $ 13,523
                                                             --------                         --------
                                                             --------                         --------
    NONINTEREST-BEARING FUNDING SOURCES
(38)Deposits                                                 $ 24,757                         $ 17,966
(39)Other liabilities                                           3,819                            1,846
(40)Preferred stockholders' equity                                459                              664
(41)Common stockholders' equity                                13,117                            8,900
    Noninterest-bearing funding sources used to
(42)  fund earning assets                                     (18,257)                         (15,853)
                                                             --------                         --------
(43)     Net noninterest-bearing funding sources             $ 23,895                         $ 13,523
                                                             --------                         --------
                                                             --------                         --------

(44) TOTAL ASSETS                                            $102,569                         $ 78,782
                                                             --------                         --------
                                                             --------                         --------

    -------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------

    (1) The average prime rate of Wells Fargo Bank was 8.38% and 8.29% for the six months ended June 30, 1997 and 1996, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.69% and 5.46% for the same periods, respectively.
    (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $12,503 million and $11,814 million for the six months ended June 30, 1997 and 1996, respectively.
    (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.